UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 1, 2007

NovaMed, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26625	36-4116193
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

980 North Michigan Avenue, Suite 1620, Chicago, Illinois		60611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 664-4100

N/A
(Former Name or Former Address, If Changed Since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 1, 2007, one of our wholly owned subsidiaries, NovaMed Acquisition Company, Inc., acquired a sixty-two and one-half percent (62.5%) equity interest in Surgery Center of Kalamazoo, LLC, the owner and operator of a multi-specialty ambulatory surgery center (“ASC”) located in Portage, Michigan, for $24,600,000. On June 6, 2007, NovaMed, Inc. filed a Current Report on Form 8-K to report completion of the acquisition, which is being amended hereby to provide the financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01       Financial Statements and Exhibits

(a)           Financial statements of businesses acquired

Audited financial statements of Surgery Center of Kalamazoo as of and for the year ended December 31, 2006.  Unaudited financial statements of Surgery Center of Kalamazoo as of and for the three-month period ended March 31, 2007.  The unaudited financial statements of Surgery Center of Kalamazoo as of and for the three-month period ended March 31, 2006 have been omitted from this amended report pursuant to Items 9.01(a)(4) of Form 8-K.  We intend to file such financial statements by amendment to this Current Report within 71 days after the date this Current Report was required to be filed.

(b)           Pro forma financial information

Unaudited pro forma financial statements of NovaMed, Inc. as of and for the three-month period ended March 31, 2007 and for the twelve-month period ended December 31, 2006.

(d)           Exhibits

Exhibit Number	Title

23.3	Consent of Levine, Katz, Nannis + Solomon, P.C.
99.1	Audited Financial Statements of Surgery Center of Kalamazoo
99.2	Unaudited Financial Statements of Surgery Center of Kalamazoo
99.3	Pro Forma Financial Statements of NovaMed, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaMed, Inc.

Dated: June 18, 2007	By:	/s/ Scott T. Macomber
Scott T. Macomber
Executive Vice President and Chief Financial Officer